Prepayments And Other Current Assets - Schedule Of Prepayments And Other Current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Prepaid Expense and Other Assets, Current [Abstract]
VAT deductible	¥ 2,262		¥ 0
Prepayments to vendors (Note a)	20,220		31,590
Prepayments of listing expenses (Note b)	17,970		6,288
Interest receivables	1,200		0
Rental and other deposits	72		72
Others	244		174
Total	¥ 41,968	$ 6,085	¥ 38,124